UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 24, 2006

VERIGY LTD.
(Exact name of registrant as specified in its charter)

Singapore	000-1352341	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Verigy Ltd.
No. 1 Yishun Ave 7
Singapore 768923
(Address of principal executive offices, including zip code)

(+65) 6377-1688
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)  On October 24, 2006, Verigy’s board of directors appointed two new directors to the Company’s board, bringing the total number of directors on Verigy’s board to seven.  Each of Eric Meurice and Dr. Claudine Simson join the board, effective as of November 1, 2006.  Mr. Meurice and Dr. Simson will be Class II directors and will be subject to re-election at the Company’s first annual general meeting of shareholders to take place after October 31, 2006.

On October 30, 2006, Verigy issued a press release announcing the appointments of Mr. Meurice and Dr. Simson.  The press release is attached hereto as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Text of press release issued by Verigy Ltd. dated October 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verigy Ltd.

By: /s/ Kenneth M. Siegel
Kenneth M. Siegel Vice President and General Counsel

Date:  October 30, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Verigy Ltd. dated October 30, 2006.